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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 30, 2004


               CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, providing for the issuance of the CWALT, INC., Alternative Loan Trust 2004-5CB, Mortgage Pass-Through Certificates, Series 2004-5CB).


                                   CWALT, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                     333-110343             95-4449516
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(State or Other Jurisdiction         (Commission File       (I.R.S. Employer
     of Incorporation)                   Number)           Identification No.)


                4500 Park Granada
                Calabasas, California                           91302
            -------------------------------               -------------------
               (Address of Principal                         (Zip Code)
                Executive Offices)

            Registrant's telephone number, including area code:  (818) 225-3240
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Item 5.  Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-5CB, BEAR, STEARNS & CO. INC. ("BEAR, STEARNS"), as one of the Underwriter of the Underwritten Certificates, has prepared certain materials (the "BEAR, STEARNS Computational Materials") for distribution to its potential investors. Also, in connection with the offfering of the Mortgage Pass-Through Certificates, Series 2004-5CB, J.P. MORGAN, as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "J.P. MORGAN Computational Materials") for distribution to its potential investors. Although the Company provided BEAR, STEARNS and J.P. MORGAN with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the BEAR, STEARNS Computational Materials or the J.P. MORGAN Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The BEAR, STEARNS Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated March 30, 2004, 2004. The J.P. MORGAN Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated March 30, 2004.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 26, 2004 and the prospectus supplement dated March 25, 2004, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-5CB.

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Item 7.       Financial Statements, Pro Forma Financial
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              Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

   99.1 BEAR, STEARNS Computational Materials filed on Form SE dated March 30, 2004

   99.2   J.P. MORGAN Computational Materials filed on Form SE dated March
30, 2004

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWALT, INC.


                                                     By: / s / Darren Bigby
                                                         ------------------
                                                     Darren Bigby
                                                     Vice President


Dated:  March 30, 2004

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                                  Exhibit Index
                                  -------------


Exhibit                                                                 Page
-------                                                                 ----

99.1     BEAR, STEARNS Computational Materials filed on Form SE
         dated March 30, 2004.                                            6
99.2     J.P. MORGAN Computational Materials filed on Form SE dated
         March 30, 2004.                                                  7

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                                  EXHIBIT 99.1
                                  ------------

     BEAR, STEARNS Computational Materials filed on Form SE dated March 30,
2004.

                                       6
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                                  EXHIBIT 99.2
                                  ------------

     J.P. MORGAN Computational Materials filed on Form SE dated March 30, 2004.

                                       7